   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2017
                                                      REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -----------------

                                   NEW YORK
        (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                  13-5570651
                     (I.R.S. EMPLOYER IDENTIFICATION NO.)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                                (212) 554-1234
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                                (212) 554-1234
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               -----------------

Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration statement number of the earlier effective registration statement for the same offering. [X]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the commission pursuant to Rule 462(e) under the Securities Act, check the following box. [_]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [_]

Pursuant to Rule 429 under the Securities Act of 1933, the prospectus contained herein also relates to Registration Statement No. 333-210303. Upon effectiveness, this Registration Statement, which is a new Registration Statement, will also act as a post-effective amendment to such earlier Registration Statement.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer  [_]                                                 Accelerated filer          [_]

Non-accelerated filer    [X]  (do not check if a smaller reporting company)  Smaller reporting company  [_]

                               -----------------

                        CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                             PROPOSED          PROPOSED
                                              AMOUNT          MAXIMUM           MAXIMUM         AMOUNT OF
           TITLE OF EACH CLASS                 TO BE       OFFERING PRICE      AGGREGATE       REGISTRATION
     OF SECURITIES TO BE REGISTERED        REGISTERED (1)  PER UNIT (1)    OFFERING PRICE (1)    FEE (2)
------------------------------------------------------------------------------------------------------------
Interests in Structured Investment Option  $700,000,000        100%              100%            $81,130
------------------------------------------------------------------------------------------------------------
AXA Equitable Life Insurance Company......      --              --                --              None
========================================================================================================

(1)The proposed maximum aggregate offering price is estimated solely for the purposes of determining the registration fee. The Registrant previously registered securities at a maximum aggregate offering price of $3,500,000,000 on the Registration Statement Form S-3 (File No. 333-210303), which was declared effective on March 22, 2016 (prior Registration Statement). This new Registration Statement is being filed in accordance with Rule 462(b) under the Securities Act of 1933, as amended to register an additional amount of securities ($700,000,000) having a proposed maximum aggregate offering price of no more than 20% of the offering price of the securities eligible to be sold under the prior Registration Statement.
(2)Of the $3,500,000,000 of units of interest in Structured Capital Strategies(R) "1/14" registered under the Registration Statement File No. 333-210303 on Form S-3 on March 21, 2016, for which a filing fee of $352,450 was paid, $364,259,878 remain registered and unsold, and are being carried forward pursuant to Rule 415(a)(6). A payment of $81,130 for an additional $700,000,000 of units of interest has been wired to U.S. Bank of St. Louis, MO for deposit into the Commission's account.
                               -----------------

   THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT.

================================================================================

                               EXPLANATORY NOTE

This Registration Statement on Form S-3 is being filed for the sole purpose of registering additional interests in the Registrant's Structured Capital Strategies(R) "1/14" ("contracts") and to carry forward unsold interests in the contracts registered pursuant to the Registrant's prior Form S-3 Registration Statement (File No. 333-210303). The Registrant is registering an additional $700,000,000 of securities equal to 20% of the securities eligible to be sold under the Registrant's prior Registration Statement for the contracts.

The contents of such prior Registration Statement (File No. 333-210303) are incorporated by reference into this Registration Statement.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 14th day of February, 2017.

                                   AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Depositor)

                                   By:  /s/ Shane Daly
                                        ----------------------------------------
                                        Shane Daly
                                        Vice President and Associate General
                                        Counsel
                                        AXA Equitable Life Insurance Company


   As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Thomas Buberl               Mark Pearson               Richard C. Vaughan
Barbara Fallon-Walsh        Bertram Scott              Denis Duverne
Daniel G. Kaye              Lorie A. Slutsky           Ramon de Oliveira
Kristi A. Matus             Paul J. Evans

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact

February 14, 2017

                                 EXHIBIT INDEX


          EXHIBIT NO.                                        TAG VALUE

          (5)         Opinion and Consent of Shane Daly      EX-99.5

          (23)        Consent of PricewaterhouseCoopers LLP  EX-99.23

          (24)        Powers of Attorney                     EX-99.24